                                                                    EXHIBIT 10.5

                   FIRST AMENDMENT TO MEZZANINE LOAN AGREEMENT

         This First Amendment to Mezzanine Loan Agreement (this AGREEMENT) is entered into on January 18, 2002, by and between Opryland Mezzanine Trust 2001-1, a Delaware business trust (the MEZZANINE LENDER), and OHN Holdings, LLC, a Delaware limited liability company (the MEZZANINE BORROWER).

                                    RECITALS

         A. The Mezzanine Borrower and Merrill Lynch Mortgage Capital Inc., as predecessor to the Mezzanine Lender, entered into a Mezzanine Loan Agreement (the ORIGINAL AGREEMENT) dated as of March 27, 2001.

         B. The Mezzanine Borrower and the Mezzanine Lender have agreed to amend the Original Agreement as set forth in this Agreement.

                                   AGREEMENTS

         Now, therefore, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         SECTION 1.  DEFINITIONS USED IN THIS AGREEMENT

         (a) In this Agreement, the term MEZZANINE LOAN AGREEMENT means the Original Agreement as amended by this Agreement.

         (b) All capitalized terms used in this Agreement which are not otherwise defined in this Agreement shall have the meanings assigned to them in the Mezzanine Loan Agreement, including those definitions added to the Mezzanine Loan Agreement by this Agreement.

         SECTION 2.  REPRESENTATIONS AND WARRANTIES

         In order to induce the Mezzanine Lender to enter into this Agreement, the Mezzanine Borrower makes the following representations and warranties:

         (a) Original Agreement Representations. The representations and warranties contained in the Original Agreement remain true and correct in all material respects, except for representations and warranties which by their nature referred to facts at the time the Original Agreement was executed and which would normally be expected to change over time.

         (b) Due Authorization, Execution, Etc. This Agreement has been duly authorized, executed and delivered by the Mezzanine Borrower and constitutes the valid and binding obligation of the Mezzanine Borrower, enforceable against the Mezzanine Borrower in accordance with its terms.

         (c) No Defaults. [Except as set forth in Schedule 2(c) to this Agreement, there] [There] presently exists no Event of Default under the Mezzanine Loan Agreement and no event,


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event, fact or circumstance, which, with notice or the passage of time, or both, will become an Event of Default under the Mezzanine Loan Agreement.

         SECTION 3.  AMENDMENT TO MEZZANINE LOAN AGREEMENT

         Section 7.1(xviii) of the Original Agreement is amended to read as follows:

                           (xviii) if, as of the end of the last month in any calendar quarter set forth in the table below, the DSCR or the Debt Yield is less than the value specified for that calendar quarter, in each case based on a trailing twelve (12) month period.



CALENDAR QUARTER          Q4-01    Q1-02    Q2-02    Q3-02   Q4-02    Q1-03    Q2-03    Q3-03    Thereafter
-----------------------------------------------------------------------------------------------------------
DSCR                       1.00     1.00     1.00     1.00    1.05     1.05     1.05     1.05      1.05
-----------------------------------------------------------------------------------------------------------

DEBT YIELD                11.00%   10.25%   10.50%   11.00%  11.50%   11.75%   12.00%   12.25%    12.50%
-----------------------------------------------------------------------------------------------------------

         SECTION 4.  REAFFIRMATION, CONFIRMATIONS AND MISCELLANEOUS

         (a) Reaffirmation by the Mezzanine Borrower. The Mezzanine Borrower reaffirms all of its obligations under the Mezzanine Loan Agreement and the other Mezzanine Loan Documents, and confirm that they remain in full force and effect and otherwise unmodified.

         (b) Fees and Expenses. Upon execution of this Agreement, the Mezzanine Borrower shall pay all out-of-pocket expenses incurred by the Mezzanine Lender in connection with this Agreement and the transactions contemplated by this Agreement, including the expenses and reasonable fees of counsel to Archon Group, L.P., which is the Administrator of the Mezzanine Lender, and the expenses and reasonable fees of counsel to the participants in the Mezzanine Lender (i.e., Merrill Lynch Mortgage Capital Inc., Fleet National Bank, Archon Capital, L.P. and Delaware Securities Holdings, Inc.).

         (c) Defenses. The Mezzanine Borrower confirms that it has no defenses against the Mezzanine Lender or any of its obligations under the Mezzanine Loan Agreement or the other Mezzanine Loan Documents. The Mezzanine Borrower confirms that it has no claims against the Mezzanine Lender for any reason whatsoever arising out of the Mezzanine Loan, or the relationship between the parties from the making of the Mezzanine Loan and subsequent transactions relating to the Mezzanine Loan.

         (d) Approval by Guarantor. The approval of the Guarantor is set forth below.






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         In witness whereof, the parties have executed this Agreement on the date first written above.

--------------------------------------------------------------------------------
                               MEZZANINE BORROWER
--------------------------------------------------------------------------------

                                       OHN HOLDINGS, LLC

                                       BY: _______________________________
                                           NAME:
                                           TITLE:

--------------------------------------------------------------------------------
                                MEZZANINE LENDER
--------------------------------------------------------------------------------

                                       ARCHON GROUP, L.P., AS ADMINISTRATOR OF
                                       OPRYLAND MEZZANINE TRUST 2001-1

                                       BY: _______________________________
                                           NAME:
                                           TITLE:

--------------------------------------------------------------------------------
                  ACKNOWLEDGMENT AND CONFIRMATION BY GUARANTOR
--------------------------------------------------------------------------------

         The Guarantor reaffirms its obligations under its existing Guaranty of Recourse Obligations, and confirm that the Mezzanine Borrower's execution and delivery of this Agreement in no way impairs or limits its obligations under its existing Guaranty of Recourse Obligations.


                                       GAYLORD ENTERTAINMENT COMPANY

                                       BY: _______________________________
                                           NAME:
                                           TITLE:







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